U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 16, 2004

FIRST COMMUNITY BANK CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Florida	333-104342	65-0623023
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

9001 Belcher Road

Pinellas Park, Florida 33782

(address of principal executive offices)

Registrant’s telephone number: (727) 520-0987

ITEM 12. Results of Operations and Financial Condition

On July 16, 2004, First Community Bank Corporation of America issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: July 16, 2004

First Community Bank Corporation of America
(Registrant)

By:	/s/ Kenneth P. Cherven
Kenneth P. Cherven
President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	First Community Bank Corporation of America Press Release